UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-FR3 Asset-Backed Certificates, Series 2004-FR3, which was made on November 26, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on November 26, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 1, 2004
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
Julie Kang 714.259.6208
julie.kang@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-14

Page 19-27
Page 28-36
Page 37-45

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004FR3
BS004FR3_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Oct-04
26-Nov-04
25-Sep-34
Parties to The Transaction
Depositor: Bear Stearns & Co. Inc.
Underwriter: Banc of America Securities LLC/Bear Stearns & Co. Inc./Thacher Proffitt & Wood
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.078384%
2.180000%
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC II
Revised Date:
ABN AMRO Acct: 722123.3
1000.000000000
26.081053158
0.000000000
973.918946842
1.703333333
2.430000000%
0.00
0.00
0.000000000
2.19000000%
0.000000000
073879KM9
I-A-1
212,010,000.00
212,010,000.00
5,529,444.08
0.00
206,480,555.92
361,123.70
1000.000000000
0.000000000
0.000000000
1000.000000000
1.913333333
2.700000000%
0.00
0.00
0.000000000
2.46000000%
0.000000000
073879KN7
I-A-2
73,077,000.00
73,077,000.00
0.00
0.00
73,077,000.00
139,820.66
1000.000000000
12.479446719
0.000000000
987.520553281
1.742222219
2.480000000%
0.00
0.00
0.000000000
2.24000000%
0.000000000
073879KP2
II-A
767,512,000.00
767,512,000.00
9,578,125.11
0.00
757,933,874.89
1,337,176.46
1000.000000000
0.000000000
0.000000000
1000.000000000
2.030000000
2.850000000%
0.00
0.00
0.000000000
2.61000000%
0.000000000
073879KQ0
M-1
76,588,000.00
76,588,000.00
0.00
0.00
76,588,000.00
155,473.64
1000.000000000
0.000000000
0.000000000
1000.000000000
2.418888906
3.350000000%
0.00
0.00
0.000000000
3.11000000%
0.000000000
073879KR8
M-2
66,115,000.00
66,115,000.00
0.00
0.00
66,115,000.00
159,924.84
1000.000000000
0.000000000
0.000000000
1000.000000000
2.597777778
3.580000000%
0.00
0.00
0.000000000
3.34000000%
0.000000000
073879KS6
M-3
19,638,000.00
19,638,000.00
0.00
0.00
19,638,000.00
51,015.16
1000.000000000
0.000000000
0.000000000
1000.000000000
2.908888954
3.980000000%
0.00
0.00
0.000000000
3.74000000%
0.000000000
073879KT4
M-4
17,020,000.00
17,020,000.00
0.00
0.00
17,020,000.00
49,509.29
1000.000000000
0.000000000
0.000000000
1000.000000000
2.986666454
4.080000000%
0.00
0.00
0.000000000
3.84000000%
0.000000000
073879KU1
M-5
15,710,000.00
15,710,000.00
0.00
0.00
15,710,000.00
46,920.53
1000.000000000
0.000000000
0.000000000
1000.000000000
4.036666667
5.430000000%
0.00
0.00
0.000000000
5.19000000%
0.000000000
073879KV9
M-6
13,092,000.00
13,092,000.00
0.00
0.00
13,092,000.00
52,848.04
1000.000000000
0.000000000
0.000000000
1000.000000000
4.620000000
6.180000000%
0.00
0.00
0.000000000
5.94000000%
0.000000000
073879KW7
M-7
21,602,000.00
21,602,000.00
0.00
0.00
21,602,000.00
99,801.24
1000.000000000
0.000000000
0.000000000
1000.000000000
174.601895370
0.00
4,686,072.87
174.601895370
N/A
0.000000000
CE
26,838,613.98
26,838,613.98
0.00
0.00
26,838,613.98
4,686,072.87
1000.000000000
0.000000000
0.000000000
1000.000000000
2407530.100000000
0.00
240,753.01
2407530.100000000
N/A
0.000000000
P
100.00
100.00
0.00
0.00
100.00
240,753.01
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879LJ5
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879LK2
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS820
R-III
0.00
0.00
0.00
0.00
0.00
0.00
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.078384%
2.180000%
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC II
Revised Date:
ABN AMRO Acct: 722123.3
Total P&I Payment
0.00
4,926,825.88
1,309,202,713.98
1,309,202,713.98
22,488,008.63
Total
1,294,095,144.79
15,107,569.19
0.00
7,380,439.44
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.078384%
2.180000%
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC III
Revised Date:
ABN AMRO Acct: 722123.3
1000.000000000
0.000000000
0.000000000
1000.000000000
174.601895370
0.00
4,686,072.87
174.601895370
N/A
0.000000000
N
073879LH9
CE
26,838,613.98
26,838,613.98
0.00
0.00
26,838,613.98
4,686,072.87
Total P&I Payment
0.00
4,686,072.87
0.00
0.00
4,686,072.87
Total
0.00
0.00
0.00
4,686,072.87
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.078384%
2.180000%
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC IV
Revised Date:
ABN AMRO Acct: 722123.3
1000.000000000
0.000000000
0.000000000
1000.000000000
2407530.100000000
0.00
240,753.01
2407530.100000000
N/A
0.000000000
073879LG1
P
100.00
100.00
0.00
0.00
100.00
240,753.01
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879LL0
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
240,753.01
100.00
100.00
240,753.01
Total
100.00
0.00
0.00
240,753.01
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
7,416,256.67
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
889,723.62
35,858.14
14,181,987.43
0.00
0.00
0.00
22,525,353.26
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,309,202,613.98
889,723.62
14,217,845.57
0.00
0.00
0.00
1,294,095,044.79
7,175
69
0
0
7,106
506,214.46
Extra Principal
Trigger Event
No
0.00
15,107,569.19
Over Collateralization Amt
26,838,613.98
Less Extra Principal
Remittance Interest
0.00
7,416,256.67
0.00
14,217,845.57
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,527.40
7,417,784.07
Total Fees
507,741.86
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
1,527.40
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
270,018.63
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
45,950.59
3,261.91
0.00
0.00
0.00
0.00
319,291.64
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
51,861,031.35
45,950.59
3,261.91
0.00
0.00
0.00
51,811,818.85
124
0
0
0
124
21,608.76
Extra Principal
Trigger Event
No
0.00
49,212.50
Over Collateralization Amt
26,838,613.98
Remittance Interest
270,018.63
0.00
3,261.91
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(60.50
270,079.14
Total Fees
21,669.27
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
60.50
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
202,022.17
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
18,036.37
650.00
24,851.89
0.00
0.00
0.00
245,588.92
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
24,419,456.69
18,036.37
25,501.89
0.00
0.00
0.00
24,375,918.43
349
1
0
0
348
10,031.01
Extra Principal
Trigger Event
No
0.00
43,538.26
Over Collateralization Amt
26,838,613.98
Remittance Interest
202,022.17
0.00
25,501.89
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(28.49
202,050.66
Total Fees
10,059.50
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
28.49
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group I Loans - ARM-228
Interest Summary
Total Trustee Fees
Available Interest
1,266,179.37
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
123,658.55
4,093.07
4,921,798.45
0.00
0.00
0.00
6,316,023.69
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
252,219,205.48
123,658.55
4,925,891.52
0.00
0.00
0.00
247,169,655.41
611
12
0
0
599
92,053.02
Extra Principal
Trigger Event
No
0.00
5,049,550.07
Over Collateralization Amt
26,838,613.98
Remittance Interest
1,266,179.37
0.00
4,925,891.52
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(294.26
1,266,473.62
Total Fees
92,347.28
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
294.26
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group I Loans - ARM-327
Interest Summary
Total Trustee Fees
Available Interest
119,565.19
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
14,132.07
1,011.18
372,000.00
0.00
0.00
0.00
506,738.88
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
26,086,495.58
14,132.07
373,011.18
0.00
0.00
0.00
25,699,352.33
62
1
0
0
61
9,243.94
Extra Principal
Trigger Event
No
0.00
387,143.25
Over Collateralization Amt
26,838,613.98
Remittance Interest
119,565.19
0.00
373,011.18
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(30.43
119,595.63
Total Fees
9,274.37
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
30.43
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
924,766.25
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
156,271.27
4,836.79
1,834,453.51
0.00
0.00
0.00
2,920,525.51
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
169,450,383.14
156,271.27
1,839,290.30
0.00
0.00
0.00
167,454,821.57
904
9
0
0
895
64,298.74
Extra Principal
Trigger Event
No
0.00
1,995,561.57
Over Collateralization Amt
26,838,613.98
Remittance Interest
924,766.25
0.00
1,839,290.30
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(197.69
924,963.94
Total Fees
64,496.43
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
197.69
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
307,650.15
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
54,213.95
3,644.18
230,439.42
0.00
0.00
0.00
595,990.20
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
36,424,150.81
54,213.95
234,083.60
0.00
0.00
0.00
36,135,853.26
1,185
9
0
0
1,176
14,203.39
Extra Principal
Trigger Event
No
0.00
288,297.55
Over Collateralization Amt
26,838,613.98
Remittance Interest
307,650.15
0.00
234,083.60
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(42.49
307,692.65
Total Fees
14,245.88
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
42.49
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group II Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
3,853,600.72
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
449,618.40
16,721.04
6,373,114.99
0.00
0.00
0.00
10,693,876.24
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
703,790,769.90
449,618.40
6,389,836.03
0.00
0.00
0.00
696,951,315.47
3,713
35
0
0
3,678
277,906.44
Extra Principal
Trigger Event
No
0.00
6,839,454.43
Over Collateralization Amt
26,838,613.98
Remittance Interest
3,853,600.72
0.00
6,389,836.03
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(821.09
3,854,421.81
Total Fees
278,727.53
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
821.09
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Revised Date:
Cash Reconciliation Summary Group II Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
231,701.17
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
27,842.42
1,639.97
425,329.17
0.00
0.00
0.00
686,565.18
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
44,951,121.03
27,842.42
426,969.14
0.00
0.00
0.00
44,496,309.47
227
2
0
0
225
16,869.16
Extra Principal
Trigger Event
No
0.00
454,811.56
Over Collateralization Amt
26,838,613.98
Remittance Interest
231,701.17
0.00
426,969.14
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(52.44
231,753.62
Total Fees
16,921.61
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
35,817.23
52.44
LPMI Fees
0.00
0.00
0.00
0.00
0.00

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
240,753.01
240,753.01
Total Excess Allocated to the Bonds
240,753.01
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
240,753.01
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Bond Interest Reconciliation
Additions
Accrual
Method Days
Revised Date:
Accrued
Certificate
Interest
Deposits
from YM
Agreement
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
0.00
CE
30
0.00
4,686,072.87
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A-1
28
361,123.70
361,123.70
Act/360
0.00
0.00
361,123.70
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A-2
28
139,820.66
139,820.66
Act/360
0.00
0.00
139,820.66
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-A
28
1,337,176.46
1,337,176.46
Act/360
0.00
0.00
1,337,176.46
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-1
28
155,473.64
155,473.64
Act/360
0.00
0.00
155,473.64
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-2
28
159,924.84
159,924.84
Act/360
0.00
0.00
159,924.84
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-3
28
51,015.16
51,015.16
Act/360
0.00
0.00
51,015.16
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-4
28
49,509.29
49,509.29
Act/360
0.00
0.00
49,509.29
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-5
28
46,920.53
46,920.53
Act/360
0.00
0.00
46,920.53
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-6
28
52,848.04
52,848.04
Act/360
0.00
0.00
52,848.04
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-7
28
99,801.24
99,801.24
Act/360
0.00
0.00
99,801.24
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
P
30
240,753.01
240,753.01
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
0.00
0.00
2,453,613.56
2,694,366.57
7,380,439.44
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Revised Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
I-A-1
17.92%
18.13%
9/25/2034
206,480,555.92
0.00
0.00
212,010,000.00
212,010,000.00
201,777.58
0.00
0.00
0.00
5,327,666.50
I-A-2
17.92%
18.13%
9/25/2034
73,077,000.00
0.00
0.00
73,077,000.00
73,077,000.00
0.00
0.00
0.00
0.00
0.00
II-A
17.92%
18.13%
9/25/2034
757,933,874.89
0.00
0.00
767,512,000.00
767,512,000.00
687,946.04
0.00
0.00
0.00
8,890,179.07
M-1
11.94%
12.09%
9/25/2034
76,588,000.00
0.00
0.00
76,588,000.00
76,588,000.00
0.00
0.00
0.00
0.00
0.00
M-2
6.79%
6.87%
9/25/2034
66,115,000.00
0.00
0.00
66,115,000.00
66,115,000.00
0.00
0.00
0.00
0.00
0.00
M-3
5.26%
5.32%
9/25/2034
19,638,000.00
0.00
0.00
19,638,000.00
19,638,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.93%
3.98%
9/25/2034
17,020,000.00
0.00
0.00
17,020,000.00
17,020,000.00
0.00
0.00
0.00
0.00
0.00
M-5
2.71%
2.74%
9/25/2034
15,710,000.00
0.00
0.00
15,710,000.00
15,710,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.68%
1.70%
9/25/2034
13,092,000.00
0.00
0.00
13,092,000.00
13,092,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
9/25/2034
21,602,000.00
0.00
0.00
21,602,000.00
21,602,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
9/25/2034
26,838,613.98
0.00
0.00
26,838,613.98
26,838,613.98
0.00
0.00
0.00
0.00
0.00
P
NA
NA
9/25/2034
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
1,309,202,713.98
0.00
9/25/2034
0.00
0.00
889,723.62
0.00
14,217,845.57
0.00
1,282,364,100.00
1,267,256,530.81
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
R-I
073879LJ5
NR
NR
NR
I-A-1
073879KM9
NR
Aaa
AAA
I-A-2
073879KN7
NR
Aaa
AAA
II-A
073879KP2
NR
Aaa
AAA
M-1
073879KQ0
NR
Aa2
AA+
M-2
073879KR8
NR
A2
AA
M-3
073879KS6
NR
A3
AA-
M-4
073879KT4
NR
Baa1
A+
M-5
073879KU1
NR
Baa2
A
M-6
073879KV9
NR
Baa3
A-
M-7
073879KW7
NR
NR
BBB
R-II
073879LK2
NR
NR
NR
CE
073879LH9
NR
NR
NR
R-III
9ABSS820
NR
NR
NR
P
073879LG1
NR
NR
NR
RX
073879LL0
NR
NR
NR

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.15%
0.16%
0.01%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
11
2,064,676
1
118,690
0
0
0
0
7,094
1,291,911,678
99.83%
99.83%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
0
0
0
0
0
0
0
0
124
51,811,819
100.00%
100.00%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
0.29%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
1
22,089
0
0
0
0
0
0
347
24,353,830
99.71%
99.91%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-228
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
0
0
0
0
0
0
0
0
599
247,169,655
100.00%
100.00%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
0
0
0
0
0
0
0
0
61
25,699,352
100.00%
100.00%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
0
0
0
0
0
0
0
0
895
167,454,822
100.00%
100.00%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.09%
0.01%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
1
5,355
0
0
0
0
0
0
1,175
36,130,498
99.91%
99.99%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 228
0.22%
0.25%
0.03%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
8
1,723,276
1
118,690
0
0
0
0
3,669
695,109,349
99.76%
99.74%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 327
0.44%
0.71%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
1
313,956
0
0
0
0
0
0
224
44,182,353
99.56%
99.29%

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
26-Nov-04
7,106
99.04%
1,294,095,045
98.85%
0.96%
1.08%
0
0.00%
0
0.00%
351
7.08%
6.58%
69
14,181,987
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
26-Nov-04
124
1.73%
51,811,819
3.96%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.75%
6.25%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
26-Nov-04
348
4.85%
24,375,918
1.86%
0.29%
0.10%
0
0.00%
0
0.00%
322
10.43%
9.93%
1
24,852
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
26-Nov-04
599
8.35%
247,169,655
18.88%
1.96%
1.95%
0
0.00%
0
0.00%
356
6.53%
6.02%
12
4,921,798
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
26-Nov-04
61
0.85%
25,699,352
1.96%
1.61%
1.43%
0
0.00%
0
0.00%
356
6.00%
5.50%
1
372,000
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
26-Nov-04
895
12.47%
167,454,822
12.79%
1.00%
1.08%
0
0.00%
0
0.00%
348
7.05%
6.55%
9
1,834,454
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
26-Nov-04
1,176
16.39%
36,135,853
2.76%
0.76%
0.63%
0
0.00%
0
0.00%
252
10.64%
10.14%
9
230,439
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
26-Nov-04
3,678
51.26%
696,951,315
53.23%
0.94%
0.91%
0
0.00%
0
0.00%
356
7.07%
6.57%
35
6,373,115
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
26-Nov-04
225
3.14%
44,496,309
3.40%
0.88%
0.95%
0
0.00%
0
0.00%
356
6.69%
6.19%
2
425,329
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Nov-04
26-Nov-04
N/A
27-Dec-04
24-Nov-04
Asset-Backed Certificates
Series 2004-FR3
ABN AMRO Acct: 722123.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
29-Nov-2004 - 10:31 (S806 - S821) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..